Borrowings	12 Months Ended
Dec. 31, 2020
Borrowings [Abstract]
Borrowings

12. Borrowings

In August 2019, the Company entered into a loan and security agreement, or the credit facility, with Oxford Finance LLC for a term loan of up to USD 75.0 million, subject to funding in three tranches. The Company received gross proceeds of USD 25.0 million, net of transaction costs of USD 0.3 million, from the first tranche of the credit facility upon entering into the agreement and intends to use the funds for its various clinical trials programs. The Company could not draw the second tranche of USD 25.0 million due to the failure to meet the primary endpoint of the Phase 3 IMPLANT 4 clinical trial of nolasiban. In April 2020, the Company entered into an amendment to the loan and security agreement, pursuant to which the third tranche of USD 25.0 million may be drawn at any time between April 7, 2020 and August 1, 2024 upon request of the Company and at the lender’s discretion.

The credit facility is presented in the balance sheet as follows:

in USD ‘000	2020	2019
Borrowings as of January 1,	25,104	—
New borrowings	—	25,000
Transaction costs	—	(264)
Interest expense	2,589	1,067
Interest paid	(2,206)	(699)
Borrowings as of December 31,	25,487	25,104
Of which are:
Current	187	187
Non-current	25,300	24,917

The credit facility is secured by substantially all of the Company’s assets, including cash and cash equivalents as well as the Company’s intellectual property and licenses. Each tranche bears interest at a floating interest rate of thirty day U.S. LIBOR, plus 6.25%, or a minimum of 8.68% per year in total. The Company is required to make monthly interest-only payments on each tranche through the amortization start date on August 1, 2022. The credit facility will mature on August 1, 2024, at which date a final fee payment of 6.75% of each funded tranche will be due, resulting in an effective interest rate of 10.32% per year. The credit facility contains customary conditions to borrowings and events of default and contains various negative covenants limiting the Company’s ability to, among other things, transfer or sell certain assets, allow changes in business, ownership or business locations, consummate mergers or acquisitions, incur additional indebtedness, create liens, pay dividends or make other distributions and make investments. As of December 31, 2020, the Company was in compliance with its covenants.